Exhibit 99.1

v

INVESTOR RELATIONS: Caroline Rodda 212.810.3442	MEDIA RELATIONS: Brian Beades 212.810.5596

BlackRock Reports First Quarter 2022 Diluted EPS of $9.35, or $9.52 as adjusted
New York, April 13, 2022 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three months ended March 31, 2022.

$114 billion of quarterly long-term net inflows reflect strength of broad-based platform with positive flows across all product types, investment styles and regions

$86 billion of quarterly total net inflows also reflect seasonal outflows from cash management

7% increase in revenue year-over-year driven by strong organic growth and 11% growth in technology services revenue, partially offset by lower performance fees

14% increase in operating income year-over-year includes the impact of $178 million of fund launch costs in the first quarter of 2021

20% increase in diluted EPS (18% as adjusted) year-over-year also reflects a lower effective tax rate and a lower diluted share count, partially offset by lower nonoperating income, in the current quarter

$500 million of share repurchases in the quarter and 18% increase in quarterly cash dividend to $4.88 per share

Laurence D. Fink, Chairman and CEO:

“BlackRock generated $114 billion of long-term net inflows in the first quarter, with positive flows across all product types, investment styles and regions, demonstrating the breadth of our asset management platform. Our ETFs delivered $56 billion of net inflows, as clients increasingly use them to efficiently allocate capital, access liquidity and manage risk. Active net inflows of $20 billion were led by LifePath target-date strategies and strong demand for alternatives.

“Aladdin’s comprehensive value proposition is resonating more than ever and becoming a key component of the whole portfolio solutions we deliver for clients – technology services saw 13% ACV growth.

“BlackRock is increasingly the partner of choice globally as clients look to build deeper and more comprehensive relationships. We announced another significant client mandate during the quarter that exemplifies our One BlackRock approach – bringing together investment expertise, operational excellence and world-class technology.  I am incredibly excited by the opportunities ahead of us and believe BlackRock is well-positioned to continue generating durable, differentiated organic growth and delivering value for all of our stakeholders.

“As the world continues to face geopolitical and economic uncertainty, our investments over the years to build BlackRock’s all-weather platform position us well to advise our clients and help them pursue their long-term financial goals.”

FINANCIAL RESULTS

	Q1	Q1
(in millions, except per share data)	2022	2021
AUM	$9,569,513	$9,007,411
% change	6%
Average AUM	$9,669,202	$8,782,351
% change	10%
Total net flows	$86,364	$171,643

GAAP basis:
Revenue	$4,699	$4,398
% change	7%
Operating income	$1,764	$1,545
% change	14%
Operating margin	37.5%	35.1%
Net income(1)	$1,436	$1,199
% change	20%
Diluted EPS	$9.35	$7.77
% change	20%
Weighted-average diluted shares	153.5	154.3
% change	-%

As Adjusted:
Operating income(2)	$1,822	$1,599
% change	14%
Operating margin(2)	44.2%	45.8%
Net income(1) (2)	$1,462	$1,240
% change	18%
Diluted EPS(2)	$9.52	$8.04
% change	18%
(1)	Net income represents net income attributable to BlackRock, Inc.
(2)

See notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 9 through 13 for more information on as adjusted items and the reconciliation to GAAP. Beginning in the first quarter of 2022, BlackRock updated the definitions of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted.  Such measures have been recast for 2021 to reflect the inclusion of such new adjustments.

NET FLOW HIGHLIGHTS

	Q1
(in billions)	2022	LTM(1)
Long-term net flows:	$114	$440

By region:

Americas	$28	$226
EMEA	45	125
APAC	41	89

By client type:

Retail:	$10	$76
US	8	45
International	2	31

ETFs:	$56	$293
Core equity	33	114
Strategic	15	134
Precision	8	45

Institutional:	$47	$71
Active	16	169
Index	31	(98)

Cash management net flows	$(27)	$28

Advisory net flows	$-	$(13)

Total net flows	$86	$454
(1)	Amounts represent last twelve months net flows from April 1, 2021 to March 31, 2022.

BUSINESS RESULTS

					Q1 2022
			Q1 2022		Base fees (1)
			Base fees (1)	March 31, 2022	and securities
	Q1 2022	March 31, 2022	and securities	AUM	lending revenue
(in millions), (unaudited)	Net flows	AUM	lending revenue	% of Total	% of Total
RESULTS BY CLIENT TYPE
Retail	$10,164	$989,123	$1,224	10%	32%
ETFs	56,207	3,150,496	1,501	33%	39%
Institutional:
Active	16,398	1,676,167	675	17%	18%
Index	30,975	3,019,763	263	32%	7%
Total institutional	47,373	4,695,930	938	49%	25%
Long-term	113,744	8,835,549	3,663	92%	96%
Cash management	(27,095)	724,939	170	8%	4%
Advisory	(285)	9,025	-	-	-
Total	$86,364	$9,569,513	$3,833	100%	100%

RESULTS BY INVESTMENT STYLE
Active	$20,040	$2,479,139	$1,851	26%	49%
Index and ETFs	93,704	6,356,410	1,812	66%	47%
Long-term	113,744	8,835,549	3,663	92%	96%
Cash management	(27,095)	724,939	170	8%	4%
Advisory	(285)	9,025	-	-	-
Total	$86,364	$9,569,513	$3,833	100%	100%

RESULTS BY PRODUCT TYPE
Equity	$76,024	$5,119,044	$1,961	53%	52%
Fixed income	7,522	2,645,871	941	28%	25%
Multi-asset	17,672	785,181	359	8%	9%
Alternatives	12,526	285,453	402	3%	10%
Long-term	113,744	8,835,549	3,663	92%	96%
Cash management	(27,095)	724,939	170	8%	4%
Advisory	(285)	9,025	-	-	-
Total	$86,364	$9,569,513	$3,833	100%	100%

(1)	Base fees include investment advisory and administration fees.

INVESTMENT PERFORMANCE AT March 31, 2022(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	53%	86%	90%
Tax-exempt	68%	60%	74%
Index AUM within or above applicable tolerance	95%	97%	95%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	40%	81%	83%
Systematic	58%	66%	87%
Index AUM within or above applicable tolerance	95%	98%	99%

(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 15 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Gary S. Shedlin, will host a teleconference call for investors and analysts on Wednesday, April 13, 2022 at 8:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (800) 374-0176, or from outside the United States, (706) 679-8281, shortly before 8:30 a.m. and reference the BlackRock Conference Call (ID Number 4390466). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

Both the teleconference and webcast will be available for replay by 11:30 a.m. (Eastern Time) on Wednesday, April 13, 2022 and ending at midnight on Wednesday, April 27, 2022. To access the replay of the teleconference, callers from the United States should dial (855) 859-2056 and callers from outside the United States should dial (404) 537-3406 and enter the Conference ID Number 4390466. To access the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate | Twitter: @blackrock | LinkedIn: www.linkedin.com/company/blackrock.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	March 31,				December 31,
	2022	2021	Change		2021	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$3,695	$3,465	$230		$3,832	$(137)
Securities lending revenue	138	127	11		136	2
Total investment advisory, administration fees and securities lending revenue	3,833	3,592	241		3,968	(135)
Investment advisory performance fees	98	129	(31)		329	(231)
Technology services revenue	341	306	35		339	2
Distribution fees	381	340	41		411	(30)
Advisory and other revenue	46	31	15		59	(13)
Total revenue	4,699	4,398	301		5,106	(407)

Expense
Employee compensation and benefits	1,498	1,409	89		1,559	(61)
Distribution and servicing costs	574	505	69		587	(13)
Direct fund expense	329	320	9		319	10
General and administration expense	496	585	(89)		564	(68)
Amortization of intangible assets	38	34	4		38	-
Total expense	2,935	2,853	82		3,067	(132)

Operating income	1,764	1,545	219		2,039	(275)

Nonoperating income (expense)
Net gain (loss) on investments	(102)	82	(184)		75	(177)
Interest and dividend income	18	19	(1)		46	(28)
Interest expense	(54)	(55)	1		(50)	(4)
Total nonoperating income (expense)	(138)	46	(184)		71	(209)

Income before income taxes	1,626	1,591	35		2,110	(484)
Income tax expense	263	318	(55)		478	(215)
Net income	1,363	1,273	90		1,632	(269)
Less:
Net income (loss) attributable to noncontrolling interests	(73)	74	(147)		(11)	(62)
Net income attributable to BlackRock, Inc.	$1,436	$1,199	$237		$1,643	$(207)

Weighted-average common shares outstanding
Basic	151,732,845	152,567,453	(834,608)		151,822,226	(89,381)
Diluted	153,530,395	154,301,812	(771,417)		154,564,198	(1,033,803)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$9.46	$7.86	$1.60		$10.82	$(1.36)
Diluted	$9.35	$7.77	$1.58		$10.63	$(1.28)
Cash dividends declared and paid per share	$4.88	$4.13	$0.75		$4.13	$0.75

Supplemental information:

AUM (end of period)	$9,569,513	$9,007,411	$562,102		$10,010,143	$(440,630)
Shares outstanding (end of period)	151,725,643	152,635,930	(910,287)		151,684,491	41,152
GAAP:
Operating margin	37.5%	35.1%	240	bps	39.9%	(240	) bps
Effective tax rate	15.5%	20.9%	(540	) bps	22.6%	(710	) bps
As adjusted:
Operating income (1)	$1,822	$1,599	$223		$2,107	$(285)
Operating margin (1)	44.2%	45.8%	(160	) bps	46.6%	(240	) bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$(65)	$(28)	$(37)		$82	$(147)
Net income attributable to BlackRock, Inc. (2)	$1,462	$1,240	$222		$1,650	$(188)
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2)	$9.52	$8.04	$1.48		$10.68	$(1.16)
Effective tax rate	16.8%	20.9%	(410	) bps	24.6%	(780	) bps

See pages 9 through 13 for the reconciliation to GAAP and notes (1) and (2) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items. Beginning in the first quarter of 2022, BlackRock updated the definitions of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted.  Such measures have been recast for 2021 to reflect the inclusion of such new adjustments.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type
		Net
	December 31,	inflows	Market		March 31,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Retail:
Equity	$471,937	$6,202	$(29,379)	$(2,717)	$446,043	$448,767
Fixed income	365,306	(1,896)	(18,752)	(946)	343,712	353,889
Multi-asset	155,461	2,978	(8,685)	(274)	149,480	151,053
Alternatives	47,349	2,880	(196)	(145)	49,888	48,585
Retail subtotal	1,040,053	10,164	(57,012)	(4,082)	989,123	1,002,294
ETFs:
Equity	2,447,248	41,170	(135,834)	(2,163)	2,350,421	2,356,531
Fixed income	745,373	8,150	(39,128)	(1,628)	712,767	723,773
Multi-asset	9,119	69	(491)	19	8,716	8,747
Alternatives	65,614	6,818	6,173	(13)	78,592	70,614
ETFs subtotal	3,267,354	56,207	(169,280)	(3,785)	3,150,496	3,159,665
Institutional:
Active:
Equity	199,980	1,831	(11,743)	(1,246)	188,822	191,121
Fixed income	767,402	(2,893)	(43,230)	(3,054)	718,225	743,349
Multi-asset	642,951	14,131	(35,697)	(3,542)	617,843	625,565
Alternatives	146,384	3,329	2,091	(527)	151,277	149,754
Active subtotal	1,756,717	16,398	(88,579)	(8,369)	1,676,167	1,709,789
Index:
Equity	2,223,195	26,821	(101,545)	(14,713)	2,133,758	2,127,884
Fixed income	943,960	4,161	(57,212)	(19,742)	871,167	911,671
Multi-asset	8,963	494	(198)	(117)	9,142	8,726
Alternatives	5,534	(501)	756	(93)	5,696	5,517
Index subtotal	3,181,652	30,975	(158,199)	(34,665)	3,019,763	3,053,798
Institutional subtotal	4,938,369	47,373	(246,778)	(43,034)	4,695,930	4,763,587
Long-term	9,245,776	113,744	(473,070)	(50,901)	8,835,549	8,925,546
Cash management	755,057	(27,095)	(628)	(2,395)	724,939	734,531
Advisory (3)	9,310	(285)	-	-	9,025	9,125
Total	$10,010,143	$86,364	$(473,698)	$(53,296)	$9,569,513	$9,669,202
Current Quarter Component Changes by Investment Style and Product Type (Long-Term)
		Net
	December 31,	inflows	Market		March 31,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Active:
Equity	$507,103	$1,999	$(33,529)	$(2,724)	$472,849	$479,629
Fixed income	1,107,085	(5,277)	(60,478)	(3,517)	1,037,813	1,072,960
Multi-asset	798,404	17,109	(44,381)	(3,817)	767,315	776,610
Alternatives	193,733	6,209	1,892	(672)	201,162	198,338
Active subtotal	2,606,325	20,040	(136,496)	(10,730)	2,479,139	2,527,537
Index and ETFs:
ETFs:
Equity	2,447,248	41,170	(135,834)	(2,163)	2,350,421	2,356,531
Fixed income	745,373	8,150	(39,128)	(1,628)	712,767	723,773
Multi-asset	9,119	69	(491)	19	8,716	8,747
Alternatives	65,614	6,818	6,173	(13)	78,592	70,614
ETFs subtotal	3,267,354	56,207	(169,280)	(3,785)	3,150,496	3,159,665
Non-ETF Index:
Equity	2,388,009	32,855	(109,138)	(15,952)	2,295,774	2,288,143
Fixed income	969,583	4,649	(58,716)	(20,225)	895,291	935,949
Multi-asset	8,971	494	(199)	(116)	9,150	8,734
Alternatives	5,534	(501)	759	(93)	5,699	5,518
Non-ETF Index subtotal	3,372,097	37,497	(167,294)	(36,386)	3,205,914	3,238,344
Index and ETFs subtotal	6,639,451	93,704	(336,574)	(40,171)	6,356,410	6,398,009
Long-term	$9,245,776	$113,744	$(473,070)	$(50,901)	$8,835,549	$8,925,546
Current Quarter Component Changes by Product Type (Long-Term)
		Net
	December 31,	inflows	Market		March 31,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Equity	$5,342,360	$76,024	$(278,501)	$(20,839)	$5,119,044	$5,124,303
Fixed income	2,822,041	7,522	(158,322)	(25,370)	2,645,871	2,732,682
Multi-asset	816,494	17,672	(45,071)	(3,914)	785,181	794,091
Alternatives:
Illiquid alternatives	102,579	3,873	3,208	(519)	109,141	106,925
Liquid alternatives	87,348	1,908	(1,859)	(71)	87,326	87,196
Currency and commodities(4)	74,954	6,745	7,475	(188)	88,986	80,349
Alternatives subtotal	264,881	12,526	8,824	(778)	285,453	274,470
Long-term	$9,245,776	$113,744	$(473,070)	$(50,901)	$8,835,549	$8,925,546

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)	Advisory AUM represents mandates linked to purchases and disposition of assets and portfolios on behalf of official institutions and long-term portfolio liquidation assignments.
(4)	Amounts include commodity ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type
		Net
	March 31,	inflows	Market		March 31,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Retail:
Equity	$407,715	$33,928	$10,287	$(5,887)	$446,043	$446,567
Fixed income	349,640	18,177	(21,686)	(2,419)	343,712	357,330
Multi-asset	139,115	11,562	(568)	(629)	149,480	149,461
Alternatives	37,707	12,078	409	(306)	49,888	44,551
Retail subtotal	934,177	75,745	(11,558)	(9,241)	989,123	997,909
ETFs:
Equity	2,077,818	197,603	83,560	(8,560)	2,350,421	2,288,811
Fixed income	667,829	85,404	(36,053)	(4,413)	712,767	710,392
Multi-asset	6,958	1,769	(13)	2	8,716	8,120
Alternatives	60,919	8,477	9,228	(32)	78,592	67,029
ETFs subtotal	2,813,524	293,253	56,722	(13,003)	3,150,496	3,074,352
Institutional:
Active:
Equity	176,081	7,468	8,021	(2,748)	188,822	186,121
Fixed income	692,474	59,043	(26,264)	(7,028)	718,225	726,296
Multi-asset	522,220	88,628	17,578	(10,583)	617,843	598,147
Alternatives	133,655	13,793	5,162	(1,333)	151,277	142,739
Active subtotal	1,524,430	168,932	4,497	(21,692)	1,676,167	1,653,303
Index:
Equity	2,084,167	(111,155)	191,838	(31,092)	2,133,758	2,143,929
Fixed income	910,517	14,396	(16,287)	(37,459)	871,167	933,864
Multi-asset	9,079	(208)	511	(240)	9,142	9,471
Alternatives	5,387	(990)	1,45 6	(157)	5,696	5,625
Index subtotal	3,009,150	(97,957)	177,518	(68,948)	3,019,763	3,092,889
Institutional subtotal	4,533,580	70,975	182,015	(90,640)	4,695,930	4,746,192
Long-term	8,281,281	439,973	227,179	(112,884)	8,835,549	8,818,453
Cash management	703,916	27,759	(1,640)	(5,096)	724,939	728,633
Advisory (3)	22,214	(13,356)	160	7	9,025	13,606
Total	$9,007,411	$454,376	$225,699	$(117,973)	$9,569,513	$9,560,692
Year-over-Year Component Changes by Investment Style and Product Type (Long-Term)
		Net
	March 31,	inflows	Market		March 31,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Active:
Equity	$443,780	$29,750	$5,568	$(6,249)	$472,849	$477,970
Fixed income	1,021,168	72,016	(46,740)	(8,631)	1,037,813	1,060,789
Multi-asset	661,333	100,186	17,008	(11,212)	767,315	747,602
Alternatives	171,361	25,870	5,570	(1,639)	201,162	187,289
Active subtotal	2,297,642	227,822	(18,594)	(27,731)	2,479,139	2,473,650
Index and ETFs:
ETFs:
Equity	2,077,818	197,603	83,560	(8,560)	2,350,421	2,288,811
Fixed income	667,829	85,404	(36,053)	(4,413)	712,767	710,392
Multi-asset	6,958	1,769	(13)	2	8,716	8,120
Alternatives	60,919	8,477	9,228	(32)	78,592	67,029
ETFs subtotal	2,813,524	293,253	56,722	(13,003)	3,150,496	3,074,352
Non-ETF Index:
Equity	2,224,183	(99,509)	204,578	(33,478)	2,295,774	2,298,647
Fixed income	931,463	19,600	(17,497)	(38,275)	895,291	956,701
Multi-asset	9,081	(204)	513	(240)	9,150	9,477
Alternatives	5,388	(989)	1,457	(157)	5,699	5,626
Non-ETF Index subtotal	3,170,115	(81,102)	189,051	(72,150)	3,205,914	3,270,451
Index and ETFs subtotal	5,983,639	212,151	245,773	(85,153)	6,356,410	6,344,803
Long-term	$8,281,281	$439,973	$227,179	$(112,884)	$8,835,549	$8,818,453
Year-over-Year Component Changes by Product Type (Long-Term)
		Net
	March 31,	inflows	Market		March 31,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Equity	$4,745,781	$127,844	$293,706	$(48,287)	$5,119,044	$5,065,428
Fixed income	2,620,460	177,020	(100,290)	(51,319)	2,645,871	2,727,882
Multi-asset	677,372	101,751	17,508	(11,450)	785,181	765,199
Alternatives:
Illiquid alternatives	92,207	13,769	4,356	(1,191)	109,141	99,781
Liquid alternatives	76,266	10,880	480	(300)	87,326	83,773
Currency and commodities(4)	69,195	8,709	11,419	(337)	88,986	76,390
Alternatives subtotal	237,668	33,358	16,255	(1,828)	285,453	259,944
Long-term	$8,281,281	$439,973	$227,179	$(112,884)	$8,835,549	$8,818,453

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(3)	Advisory AUM represents mandates linked to purchases and disposition of assets and portfolios on behalf of official institutions and long-term portfolio liquidation assignments.
(4)	Amounts include commodity ETFs.

SUMMARY OF REVENUE

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2022	2021	Change	2021	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$616	$576	$40	$680	$(64)
ETFs	1,158	1,068	90	1,222	(64)
Non-ETF Index	187	176	11	190	(3)
Equity subtotal	1,961	1,820	141	2,092	(131)
Fixed income:
Active	534	525	9	560	(26)
ETFs	289	295	(6)	308	(19)
Non-ETF Index	118	113	5	121	(3)
Fixed income subtotal	941	933	8	989	(48)
Multi-asset	359	328	31	373	(14)
Alternatives:
Illiquid alternatives	179	168	11	167	12
Liquid alternatives	167	147	20	169	(2)
Currency and commodities	56	53	3	53	3
Alternatives subtotal	402	368	34	389	13
Long-term	3,663	3,449	214	3,843	(180)
Cash management	170	143	27	125	45
Total investment advisory, administration fees and securities lending revenue	3,833	3,592	241	3,968	(135)
Investment advisory performance fees:
Equity	12	26	(14)	83	(71)
Fixed income	9	14	(5)	17	(8)
Multi-asset	5	8	(3)	15	(10)
Alternatives:
Illiquid alternatives	37	7	30	61	(24)
Liquid alternatives	35	74	(39)	153	(118)
Alternatives subtotal	72	81	(9)	214	(142)
Total performance fees	98	129	(31)	329	(231)
Technology services revenue	341	306	35	339	2
Distribution fees:
Retrocessions	279	238	41	302	(23)
12b-1 fees (US mutual fund distribution fees)	88	85	3	95	(7)
Other	14	17	(3)	14	-
Total distribution fees	381	340	41	411	(30)
Advisory and other revenue:
Advisory	16	15	1	31	(15)
Other	30	16	14	28	2
Total advisory and other revenue	46	31	15	59	(13)
Total revenue	$4,699	$4,398	$301	$5,106	$(407)

Highlights

•

Investment advisory, administration fees and securities lending revenue increased $241 million from the first quarter of 2021 primarily driven by organic base fee growth. Securities lending revenue of $138 million increased from $127 million in the first quarter of 2021, primarily reflecting higher spreads and higher average balances of securities on loan.

Investment advisory, administration fees and securities lending revenue decreased $135 million from the fourth quarter of 2021, primarily driven by the negative impact of market beta and foreign exchange movements on average AUM, the effect of two less days in the quarter, partially offset by organic base fee growth and lower yield-related fee waivers on certain money market funds. Securities lending revenue of $138 million increased from $136 million in the fourth quarter of 2021.

•

Performance fees decreased $31 million from the first quarter of 2021, primarily reflecting lower revenue from liquid alternative and long-only products, partially offset by higher revenue from illiquid alternative products.

Performance fees decreased $231 million from the fourth quarter of 2021, primarily reflecting a seasonally higher number of funds with a performance measurement period that ended in the fourth quarter of 2021.

•

Technology services revenue increased $35 million from the first quarter of 2021, primarily reflecting higher revenue from Aladdin®. Technology services annual contract value (“ACV”)(1) increased 13% from the first quarter of 2021.

(1)	See note (3) to the condensed consolidated statements of income and supplemental information on page 11 for more information on ACV.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2022	2021	Change	2021	Change
Operating expense
Employee compensation and benefits	$1,498	$1,409	$89	$1,559	$(61)
Distribution and servicing costs:
Retrocessions	279	238	41	302	(23)
12b-1 costs	86	83	3	93	(7)
Other	209	184	25	192	17
Total distribution and servicing costs	574	505	69	587	(13)
Direct fund expense	329	320	9	319	10
General and administration expense:
Marketing and promotional	60	35	25	96	(36)
Occupancy and office related	99	79	20	114	(15)
Portfolio services	69	65	4	68	1
Sub-advisory	22	22	-	27	(5)
Technology	145	104	41	135	10
Professional services	40	39	1	57	(17)
Communications	11	11	-	11	-
Foreign exchange remeasurement	(3)	4	(7)	1	(4)
Contingent consideration fair value adjustments	1	3	(2)	1	-
Product launch costs	-	178	(178)	-	-
Other general and administration	52	45	7	54	(2)
Total general and administration expense	496	585	(89)	564	(68)
Amortization of intangible assets	38	34	4	38	-
Total operating expense	$2,935	$2,853	$82	$3,067	$(132)

Highlights

•

Employee compensation and benefits expense increased $89 million from the first quarter of 2021, reflecting higher base compensation, driven primarily by higher base salary increases, partially offset by lower incentive compensation, driven in part by the lower mark-to-market impact of certain deferred compensation programs.

Employee compensation and benefits expense decreased $61 million from the fourth quarter of 2021, primarily due to lower incentive compensation, driven primarily by lower performance fees and the lower mark-to-market impact of certain deferred compensation programs, partially offset by higher base compensation and higher seasonal payroll taxes.

•

General and administration expense decreased $89 million from the first quarter of 2021, primarily driven by $178 million of product launch costs incurred in the first quarter of 2021, partially offset by higher technology and marketing and promotional expense. The increase also reflected higher occupancy and office related expense, including $12 million of noncash occupancy expense related to the lease of office space for the Company’s future headquarters located at 50 Hudson Yards in New York (“Lease cost – Hudson Yards”), which it expects to begin to occupy in late 2022 (and begin lease payments in May 2023). Lease cost – Hudson Yards has been excluded from our “as adjusted” financial results. See pages 9 through 13 for the reconciliation to GAAP and notes (1) and (2) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

General and administration expense decreased $68 million from the fourth quarter of 2021, primarily reflecting seasonally lower marketing and promotional expense and lower professional services and occupancy and office related expense, partially offset by higher technology expense.

SUMMARY OF NONOPERATING INCOME (expense), less net income (loss) attributable TO noncontrolling interests

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2022	2021	Change	2021	Change
Nonoperating income (expense), GAAP basis	$(138)	$46	$(184)	$71	$(209)
Less: Net income (loss) attributable to noncontrolling interests ("NCI")	(73)	74	(147)	(11)	(62)
Nonoperating income (expense)(1)	$(65)	$(28)	$(37)	$82	$(147)

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2022	2021	Change	2021	Change
Net gain (loss) on investments(1)
Private equity	$10	$22	$(12)	$66	$(56)
Real assets	13	3	10	10	3
Other alternatives(2)	4	13	(9)	4	-
Other investments(3)	(75)	(3)	(72)	(15)	(60)
Subtotal	(48)	35	(83)	65	(113)
Other gains (losses)	19	(27)	46	21	(2)
Total net gain (loss) on investments(1)	(29)	8	(37)	86	(115)
Interest and dividend income	18	19	(1)	46	(28)
Interest expense	(54)	(55)	1	(50)	(4)
Net interest expense	(36)	(36)	-	(4)	(32)
Nonoperating income (expense)(1)	$(65)	$(28)	$(37)	$82	$(147)

(1)

Net of net income (loss) attributable to NCI. Management believes nonoperating income (expense), as adjusted, is an effective measure for reviewing BlackRock’s nonoperating results, which ultimately impacts BlackRock’s book value. For more information on other as adjusted items see notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 9 through 13.

(2)	Amounts primarily include net gains (losses) related to credit funds, direct hedge fund strategies and hedge fund solutions.
(3)	Amounts primarily include net gains (losses) related to unhedged equity, fixed income and multi-asset investments.

INCOME TAX EXPENSE

	Three Months				Three Months
	Ended				Ended
	March 31,				December 31,
(in millions), (unaudited)	2022	2021	Change		2021	Change
Income tax expense	$263	$318	$(55)		$478	$(215)
Effective tax rate	15.5%	20.9%	(540	) bps	22.6%	(710	) bps

Highlights

•

First quarter 2022 income tax expense included $133 million of discrete tax benefits related to stock-based compensation awards that vested in the first quarter and the resolution of certain outstanding tax matters.  First quarter 2021 income tax expense included $39 million of discrete tax benefits related to stock-based compensation awards.

In addition, first quarter 2022 and fourth quarter 2021 income tax expense included $18 million and $45 million, respectively, of net noncash tax benefits related to the revaluation of certain deferred income tax liabilities.

RECONCILIATION OF US GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended
	March 31,		December 31,
(in millions), (unaudited)	2022	2021	2021
Operating income, GAAP basis	$1,764	$1,545	$2,039
Non-GAAP expense adjustments:
Amortization of intangible assets	38	34	38
Acquisition-related compensation costs	7	17	12
Contingent consideration fair value adjustments	1	3	1
Lease cost - Hudson Yards	12	-	17
Operating income, as adjusted (1)	1,822	1,599	2,107
Product launch costs and commissions	-	185	-
Operating income used for operating margin measurement	$1,822	$1,784	$2,107
Revenue, GAAP basis	$4,699	$4,398	$5,106
Non-GAAP adjustments:
Distribution fees	(381)	(340)	(411)
Investment advisory fees	(193)	(165)	(176)
Revenue used for operating margin measurement	$4,125	$3,893	$4,519
Operating margin, GAAP basis	37.5%	35.1%	39.9%
Operating margin, as adjusted (1)	44.2%	45.8%	46.6%

See note (1) to the condensed consolidated statements of income and supplemental information on page 10 for more information on as adjusted items.

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended
	March 31,		December 31,
(in millions, except per share data), (unaudited)	2022	2021	2021
Net income attributable to BlackRock, Inc., GAAP basis	$1,436	$1,199	$1,643
Non-GAAP adjustments:
Amortization of intangible assets, net of tax	29	26	29
Acquisition-related compensation costs, net of tax	5	13	9
Contingent consideration fair value adjustments, net of tax	1	2	1
Lease cost - Hudson Yards, net of tax	9	-	13
Income tax matters	(18)	-	(45)
Net income attributable to BlackRock, Inc., as adjusted (2)	$1,462	$1,240	$1,650
Diluted weighted-average common shares outstanding	153.5	154.3	154.6
Diluted earnings per common share, GAAP basis	$9.35	$7.77	$10.63
Diluted earnings per common share, as adjusted (2)	$9.52	$8.04	$10.68

See note (2) to the condensed consolidated statements of income and supplemental information on page 11 for more information on as adjusted items.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance comparability for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance.  Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Beginning in the first quarter of 2022, the Company updated its definition of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted, to include adjustments related to amortization of intangible assets, other acquisition-related costs, including compensation costs for non-recurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions. Such measures have been recast for 2021 and 2020 to reflect the inclusion of such new adjustments. See pages 12 and 13 for more information.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance, to determine the long-term and annual compensation of the Company’s senior-level employees and to evaluate the Company’s relative performance against industry peers. Furthermore, this metric eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

•

Operating income, as adjusted, includes non-GAAP expense adjustments. Beginning in the first quarter of 2022, the Company updated its definition of operating income, as adjusted, to include adjustments related to amortization of intangible assets, other acquisition-related costs, including compensation costs for non-recurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions. Management believes excluding the impact of these expenses when calculating operating income, as adjusted, provides a helpful indication of the Company’s financial performance over time, thereby providing helpful information for both management and investors while also increasing comparability with other companies. In addition, as previously reported in 2021, the Company recorded expense related to the lease of office space for its future headquarters located at 50 Hudson Yards in New York (“Lease cost – Hudson Yards”) from August 2021.  While the Company expects to begin to occupy the new office space in late 2022 (and begin cash lease payments in May 2023), the Company was required to record lease expense when it obtained access to the building to begin its tenant improvements.  As a result, the Company is recognizing lease expense for both its current and future headquarters until its current headquarters lease expires in April 2023.  Management believes removing Lease cost – Hudson Yards when calculating operating income, as adjusted, is useful to assess the Company’s financial performance and enhances comparability among periods presented. In 2020, the Charitable Contribution expense of $589 million has been excluded from operating income, as adjusted, due to its nonrecurring nature.

•

Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of product launch costs (e.g. closed-end fund launch costs) and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

•

Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed-through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed-through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for significant nonrecurring items, charges that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See note (1) above regarding operating income, as adjusted, and operating margin, as adjusted, for information on the updated presentation of non-GAAP expense adjustments related to amortization of intangible assets, other acquisition-related costs, including compensation costs for non-recurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions, as well as previously reported Lease cost – Hudson Yards and Charitable Contribution.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted divided by diluted weighted-average common shares outstanding.

(3) ACV: Management believes ACV is an effective metric for reviewing BlackRock’s technology services’ ongoing contribution to its operating results and provides comparability of this information among reporting periods while also providing a useful supplemental metric for both management and investors of BlackRock’s growth in technology services revenue over time, as it is linked to the net new business in technology services. ACV represents forward-looking, annualized estimated value of the recurring subscription fees under client contracts, assuming all client contracts that come up for renewal are renewed, unless we received a notice of termination, even though such notice may not be effective until a later date. ACV also includes the annualized estimated value of new sales, for existing and new clients, when we execute client contracts, even though the recurring fees may not be effective until a later date and excludes nonrecurring fees such as implementation and consulting fees.

RECAST OF 2021 AS ADJUSTED OPERATING INCOME, OPERATING MARGIN, NET INCOME ATTRIBUTABLE TO BLACKROCK, INC. AND EARNINGS PER SHARE

Reconciliation of 2021 U.S. GAAP operating income and operating margin to operating income and operating margin, as adjusted

Year Ended December 31, 2021

	Three Months Ended								Year Ended
	March 31		June 30		September 30		December 31		December 31
	Recast		Recast		Recast		Recast		Recast
	for Updated		for Updated		for Updated		for Updated		for Updated
	Non-GAAP	Previously	Non-GAAP	Previously	Non-GAAP	Previously	Non-GAAP	Previously	Non-GAAP	Previously
(in millions), (unaudited)	Adjustments	Reported	Adjustments	Reported	Adjustments	Reported	Adjustments	Reported	Adjustments	Reported
Operating income, GAAP basis	$1,545	$1,545	$1,931	$1,931	$1,935	$1,935	$2,039	$2,039	$7,450	$7,450
Non-GAAP expense adjustments:
Amortization of intangible assets	34	-	37	-	38	-	38	-	147	-
Acquisition-related compensation costs	17	-	47	-	12	-	12	-	88	-
Contingent consideration fair value adjustments	3	-	1	-	29	-	1	-	34	-
Lease cost - Hudson Yards	-	-	-	-	11	11	17	17	28	28
Operating income, as adjusted (1)	1,599	1,545	2,016	1,931	2,025	1,946	2,107	2,056	7,747	7,478
Product launch costs and commissions	185	185	-	-	99	99	-	-	284	284
Operating income used for operating margin measurement	$1,784	$1,730	$2,016	$1,931	$2,124	$2,045	$2,107	$2,056	$8,031	$7,762
Revenue, GAAP basis	$4,398	$4,398	$4,820	$4,820	$5,050	$5,050	$5,106	$5,106	$19,374	$19,374
Non-GAAP adjustments:
Distribution fees	(340)	(340)	(369)	(369)	(401)	(401)	(411)	(411)	(1,521)	(1,521)
Investment advisory fees	(165)	(165)	(154)	(154)	(184)	(184)	(176)	(176)	(679)	(679)
Revenue used for operating margin measurement	$3,893	$3,893	$4,297	$4,297	$4,465	$4,465	$4,519	$4,519	$17,174	$17,174
Operating margin, GAAP basis	35.1%	35.1%	40.1%	40.1%	38.3%	38.3%	39.9%	39.9%	38.5%	38.5%
Operating margin, as adjusted (1)	45.8%	44.4%	46.9%	44.9%	47.6%	45.8%	46.6%	45.5%	46.8%	45.2%

See note (1) on page 10 for more information on as adjusted items.

Reconciliation of 2021 U.S. GAAP net income attributable to BlackRock, Inc. and earnings per share to net income attributable to BlackRock, Inc. and earnings per share, as adjusted

Year Ended December 31, 2021

	Three Months Ended								Year Ended
	March 31		June 30		September 30		December 31		December 31
	Recast		Recast		Recast		Recast		Recast
	for Updated		for Updated		for Updated		for Updated		for Updated
	Non-GAAP	Previously	Non-GAAP	Previously	Non-GAAP	Previously	Non-GAAP	Previously	Non-GAAP	Previously
(in millions, except per share data), (unaudited)	Adjustments	Reported	Adjustments	Reported	Adjustments	Reported	Adjustments	Reported	Adjustments	Reported
Net income attributable to BlackRock, Inc., GAAP basis	$1,199	$1,199	$1,378	$1,378	$1,681	$1,681	$1,643	$1,643	$5,901	$5,901
Non-GAAP adjustments:
Amortization of intangible assets, net of tax	26	-	28	-	29	-	29	-	112	-
Acquisition-related compensation costs, net of tax	13	-	36	-	9	-	9	-	67	-
Contingent consideration fair value adjustments, net of tax	2	-	1	-	22	-	1	-	26	-
Lease cost - Hudson Yards, net of tax	-	-	-	-	9	9	13	13	22	22
Income tax matters	-	-	171	171	-	-	(45)	(45)	126	126
Net income attributable to BlackRock, Inc., as adjusted (2)	$1,240	$1,199	$1,614	$1,549	$1,750	$1,690	$1,650	$1,611	$6,254	$6,049
Diluted weighted-average common shares outstanding	154.3	154.3	154.4	154.4	154.3	154.3	154.6	154.6	154.4	154.4
Diluted earnings per common share, GAAP basis	$7.77	$7.77	$8.92	$8.92	$10.89	$10.89	$10.63	$10.63	$38.22	$38.22
Diluted earnings per common share, as adjusted (2)	$8.04	$7.77	$10.45	$10.03	$11.34	$10.95	$10.68	$10.42	$40.51	$39.18

See note (2) on page 11 for more information on as adjusted items.

RECAST OF 2020 AS ADJUSTED OPERATING INCOME, OPERATING MARGIN, NET INCOME ATTRIBUTABLE TO BLACKROCK, INC. AND EARNINGS PER SHARE

Reconciliation of 2020 U.S. GAAP operating income and operating margin to operating income and operating margin, as adjusted

Year Ended December 31, 2020

	Three Months Ended								Year Ended
	March 31		June 30		September 30		December 31		December 31
	Recast		Recast		Recast		Recast		Recast
	for Updated		for Updated		for Updated		for Updated		for Updated
	Non-GAAP	Previously	Non-GAAP	Previously	Non-GAAP	Previously	Non-GAAP	Previously	Non-GAAP	Previously
(in millions), (unaudited)	Adjustments	Reported	Adjustments	Reported	Adjustments	Reported	Adjustments	Reported	Adjustments	Reported
Operating income, GAAP basis	$684	$684	$1,406	$1,406	$1,757	$1,757	$1,848	$1,848	$5,695	$5,695
Non-GAAP expense adjustments:
Amortization of intangible assets	25	-	27	-	27	-	27	-	106	-
Acquisition-related compensation costs	12	-	(3)	-	9	-	2	-	20	-
Contingent consideration fair value adjustments	25	-	(2)	-	-	-	-	-	23	-
Charitable Contribution	589	589	-	-	-	-	-	-	589	589
Operating income, as adjusted (1)	1,335	1,273	1,428	1,406	1,793	1,757	1,877	1,848	6,433	6,284
Product launch costs and commissions	87	87	-	-	83	83	2	2	172	172
Operating income used for operating margin measurement	$1,422	$1,360	$1,428	$1,406	$1,876	$1,840	$1,879	$1,850	$6,605	$6,456
Revenue, GAAP basis	$3,710	$3,710	$3,648	$3,648	$4,369	$4,369	$4,478	$4,478	$16,205	$16,205
Non-GAAP adjustments:
Distribution fees	(276)	(276)	(253)	(253)	(288)	(288)	(314)	(314)	(1,131)	(1,131)
Investment advisory fees	(169)	(169)	(176)	(176)	(168)	(168)	(191)	(191)	(704)	(704)
Revenue used for operating margin measurement	$3,265	$3,265	$3,219	$3,219	$3,913	$3,913	$3,973	$3,973	$14,370	$14,370
Operating margin, GAAP basis	18.4%	18.4%	38.5%	38.5%	40.2%	40.2%	41.3%	41.3%	35.1%	35.1%
Operating margin, as adjusted (1)	43.6%	41.7%	44.4%	43.7%	48.0%	47.0%	47.3%	46.6%	46.0%	44.9%

See note (1) on page 10 for more information on as adjusted items.

Reconciliation of 2020 U.S. GAAP net income attributable to BlackRock, Inc. and earnings per share to net income attributable to BlackRock, Inc. and earnings per share, as adjusted

Year Ended December 31, 2020

	Three Months Ended								Year ended
	March 31		June 30		September 30		December 31		December 31
	Recast		Recast		Recast		Recast		Recast
	for Updated		for Updated		for Updated		for Updated		for Updated
	Non-GAAP	Previously	Non-GAAP	Previously	Non-GAAP	Previously	Non-GAAP	Previously	Non-GAAP	Previously
(in millions, except per share data), (unaudited)	Adjustments	Reported	Adjustments	Reported	Adjustments	Reported	Adjustments	Reported	Adjustments	Reported
Net income attributable to BlackRock, Inc., GAAP basis	$806	$806	$1,214	$1,214	$1,364	$1,364	$1,548	$1,548	$4,932	$4,932
Non-GAAP adjustments:
Amortization of intangible assets, net of tax	19	-	21	-	21	-	21	-	82	-
Acquisition-related compensation costs, net of tax	10	-	(2)	-	7	-	1	-	16	-
Contingent consideration fair value adjustments, net of tax	19	-	(2)	-	-	-	-	-	17	-
Charitable Contribution, net of tax	226	226	-	-	-	-	-	-	226	226
Income tax matters	-	-	-	-	54	54	25	25	79	79
Net income attributable to BlackRock, Inc., as adjusted (2)	$1,080	$1,032	$1,231	$1,214	$1,446	$1,418	$1,595	$1,573	$5,352	$5,237
Diluted weighted-average common shares outstanding	156.4	156.4	154.7	154.7	153.7	153.7	154.5	154.5	154.8	154.8
Diluted earnings per common share, GAAP basis	$5.15	$5.15	$7.85	$7.85	$8.87	$8.87	$10.02	$10.02	$31.85	$31.85
Diluted earnings per common share, as adjusted (2)	$6.90	$6.60	$7.96	$7.85	$9.41	$9.22	$10.32	$10.18	$34.57	$33.82

See note (2) on page 11 for more information on as adjusted items.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) a pandemic or health crisis, including the COVID-19 pandemic, and its continued impact on financial institutions, the global economy or capital markets, as well as BlackRock’s products, clients, vendors and employees, and BlackRock’s results of operations, the full extent of which may be unknown; (2) the introduction, withdrawal, success and timing of business initiatives and strategies; (3) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management (“AUM”); (4) the relative and absolute investment performance of BlackRock’s investment products; (5) BlackRock’s ability to develop new products and services that address client preferences; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) BlackRock’s ability to integrate acquired businesses successfully; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock; (14) changes in law and policy and uncertainty pending any such changes; (15) any failure to effectively manage conflicts of interest; (16) damage to BlackRock’s reputation; (17) geopolitical unrest, terrorist activities, civil or international hostilities, including the military conflict between Russia and Ukraine, and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (18) climate change-related risks to BlackRock's business, products, operations and clients; (19) the ability to attract and retain highly talented professionals; (20) fluctuations in the carrying value of BlackRock’s economic investments; (21) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (22) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (23) the failure by key third-party providers of BlackRock to fulfill its obligations to the Company; (24) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (25) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds (“ETF”) platform; (26) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (27) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of March 31, 2022 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of February 28, 2022. The performance data does not include accounts terminated prior to March 31, 2022 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares® funds globally using an index strategy. AUM information is based on AUM available as of March 31, 2022 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.